UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 10, 2003



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)







          Delaware                       333-42578             06-1285387
-------------------------------   -----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      1 Corporate Drive, Suite 600
                Shelton, CT                              06484
-----------------------------------    ----------------------------------------
(Address of principal executive                        (Zip Code)
offices)


                               202-925-7200
           ---------------------------------------------------
          (Registrant's telephone number, including area code)



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Item 5.  Other Events

On April 10, 2003, Iroquois Gas Transmission System, L.P. (the "Company") issued a press release announcing that effective April 15, 2003, E.J. "Jay" Holm will become the President of Iroquois Pipeline Operating Company. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.  Financial Statements and Exhibits

Exhibit No.     Description

99.1            Press release announcing that effective April 15, 2003, E.J.
                "Jay" Holm will become the President of Iroquois Pipeline Operating Company.




                                      * * *



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant
                          By:     Iroquois Pipeline Operating Company, its Agent


Dated: April 11, 2003                    By:    /s/ Paul Bailey
                                                -----------------------
                                         Name:  Paul Bailey
                                         Title: Vice President and Chief
                                                Financial Officer




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


                                INDEX TO EXHIBITS

Exhibit No.            Description

99.1 Press release announcing that effective April 15, 2003, E.J. "Jay" Holm will become the President of Iroquois Pipeline Operating Company.




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